UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-451-2010

Date of fiscal year end: January 31

Date of reporting period: October 31, 2008

ITEM 1.	SCHEDULE OF INVESTMENTS

LEGG MASON PARTNERS INCOME TRUST

LEGG MASON PARTNERS

CORE BOND FUND

OCTOBER 31, 2008

LEGG MASON PARTNERS CORE BOND FUND

Schedule of Investments (unaudited)	October 31, 2008

FACE AMOUNT	SECURITY	VALUE
CORPORATE BONDS & NOTES - 23.5%
CONSUMER DISCRETIONARY - 0.7%
Media - 0.7%
	Clear Channel Communications Inc., Senior Notes:
$50,000	4.250% due 5/15/09	$44,000
40,000	6.250% due 3/15/11	18,200
15,000	5.500% due 9/15/14	3,450
	Comcast Corp.:
	Notes:
170,000	6.500% due 1/15/15	153,418
900,000	5.875% due 2/15/18	755,010
110,000	Senior Notes, 6.500% due 1/15/17	96,841
	News America Inc.:
40,000	6.200% due 12/15/34	30,286
30,000	Senior Notes, 6.650% due 11/15/37	23,827
300,000	Time Warner Cable Inc., Debenture, 7.300% due 7/1/38	251,679
	Time Warner Inc.:
85,000	Senior Debentures, 7.700% due 5/1/32	68,827
325,000	Senior Notes, 6.875% due 5/1/12	292,237

	TOTAL CONSUMER DISCRETIONARY	1,737,775

CONSUMER STAPLES - 1.3%
Beverages - 0.6%
960,000	Diageo Capital PLC, Senior Notes, 7.375% due 1/15/14	976,942
460,000	PepsiCo Inc., 7.900% due 11/1/18	486,147

	Total Beverages	1,463,089

Food & Staples Retailing - 0.6%
768,707	CVS Caremark Corp., Pass-Through Certificates, 6.943% due 1/10/30 (a)	652,243
450,176	CVS Lease Pass-Through Trust, 6.036% due 12/10/28 (a)	357,086
	Wal-Mart Stores Inc., Notes:
420,000	5.800% due 2/15/18	403,788
170,000	6.200% due 4/15/38	147,203

	Total Food & Staples Retailing	1,560,320

Tobacco - 0.1%
220,000	Reynolds American Inc., 7.625% due 6/1/16	180,726

	TOTAL CONSUMER STAPLES	3,204,135

ENERGY - 3.7%
Energy Equipment & Services - 0.6%
610,000	Baker Hughes Inc., Senior Notes, 7.500% due 11/15/18	601,315
30,000	Southern Natural Gas Co., Notes, 5.900% due 4/1/17 (a)	23,287
810,000	Transocean Inc., Senior Notes, 5.250% due 3/15/13	738,326

	Total Energy Equipment & Services	1,362,928

Oil, Gas & Consumable Fuels - 3.1%
5,000	Anadarko Finance Co., Senior Notes, 7.500% due 5/1/31	3,880
	Anadarko Petroleum Corp., Senior Notes:
160,000	3.219% due 9/15/09 (b)	151,172
110,000	5.950% due 9/15/16	91,888
10,000	Conoco Funding Co., Notes, 6.350% due 10/15/11	10,091
470,000	ConocoPhillips Holding Co., Senior Notes, 6.950% due 4/15/29	410,715
	Gazprom, Loan Participation Notes:
170,000	6.212% due 11/22/16 (a)	106,250
850,000	Senior Notes, 6.510% due 3/7/22 (a)	497,250
	Hess Corp., Notes:
90,000	7.875% due 10/1/29	76,912
595,000	7.300% due 8/15/31	476,725
726,000	Intergas Finance BV, Bonds, 6.375% due 5/14/17 (a)	344,850

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CORE BOND FUND

Schedule of Investments (unaudited) (continued)	October 31, 2008

FACE AMOUNT	SECURITY	VALUE
Oil, Gas & Consumable Fuels - 3.1% (continued)
$730,000	KazMunaiGaz Finance Sub B.V., Senior Notes, 8.375% due 7/2/13 (a)	$492,750
	Kerr-McGee Corp., Notes:
300,000	6.875% due 9/15/11	300,498
10,000	6.950% due 7/1/24	7,948
820,000	7.875% due 9/15/31	684,884
	Kinder Morgan Energy Partners LP:
750,000	Medium-Term Notes, 6.950% due 1/15/38	551,447
	Senior Notes:
65,000	7.125% due 3/15/12	62,256
35,000	5.000% due 12/15/13	29,673
60,000	6.000% due 2/1/17	48,012
790,000	Occidental Petroleum Corp., Senior Notes, 7.000% due 11/1/13	813,807
634,000	Pemex Project Funding Master Trust, Senior Bonds, 6.625% due 6/15/35	475,494
130,000	Petrobras International Finance Co., Senior Notes, 6.125% due 10/6/16	109,562
	Williams Cos. Inc.:
160,000	Debentures, 7.500% due 1/15/31	117,864
	Notes:
290,000	7.875% due 9/1/21	239,695
663,000	8.750% due 3/15/32	541,517
300,000	Senior Notes, 7.750% due 6/15/31	227,008
	XTO Energy Inc., Senior Notes:
645,000	7.500% due 4/15/12	621,781
240,000	5.500% due 6/15/18	189,244

	Total Oil, Gas & Consumable Fuels	7,683,173

	TOTAL ENERGY	9,046,101

FINANCIALS - 12.8%
Capital Markets - 1.3%
730,000	Bear Stearns Co. Inc., Senior Notes, 6.400% due 10/2/17	649,910
30,000	Goldman Sachs Capital II, Junior Subordinated Bonds, 5.793% due 6/1/12 (b)(c)	13,786
	Goldman Sachs Group Inc., Notes:
570,000	4.500% due 6/15/10	537,991
20,000	5.450% due 11/1/12	17,752
	Kaupthing Bank HF:
	Senior Notes:
1,030,000	5.750% due 10/4/11 (a)(d)	46,350
360,000	7.625% due 2/28/15 (a)(d)(e)(f)	14,400
440,000	Subordinated Notes, 7.125% due 5/19/16 (a)(d)	6,600
130,000	Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes, 5.857% due 5/31/12 (b)(c)(d)	65
	Lehman Brothers Holdings Inc.:
	Medium-Term Notes:
1,230,000	6.750% due 12/28/17 (d)	4,613
	Senior Notes:
45,000	5.250% due 2/6/12 (d)	6,075
190,000	6.200% due 9/26/14 (d)	25,650
1,460,000	Subordinated Notes, 6.500% due 7/19/17 (d)	5,475
1,090,000	Merrill Lynch & Co. Inc., Notes, 6.875% due 4/25/18	969,740
	Morgan Stanley, Medium-Term Notes:
110,000	5.625% due 1/9/12	95,798
180,000	4.953% due 10/18/16 (b)	89,350
940,000	UBS AG Stamford CT, Medium-Term Notes, 5.750% due 4/25/18	732,064

	Total Capital Markets	3,215,619

Commercial Banks - 1.8%
880,000	BAC Capital Trust XIV, Junior Subordinated Notes, 5.630% due 3/15/12 (b)(c)	414,013

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CORE BOND FUND

Schedule of Investments (unaudited) (continued)	October 31, 2008

FACE AMOUNT	SECURITY	VALUE
Commercial Banks - 1.8% (continued)
$160,000	Eksportfinans A/S, Notes, 5.500% due 5/25/16	$166,632
	Glitnir Banki HF:
	Notes:
130,000	6.330% due 7/28/11 (a)(d)	4,550
290,000	6.375% due 9/25/12 (a)(d)	10,150
350,000	Subordinated Bonds, 7.451% due 9/14/16 (a)(b)(c)(d)	5,250
420,000	Subordinated Notes, 6.693% due 6/15/16 (a)(b)(d)	6,300
130,000	HBOS Capital Funding LP, Tier 1 Notes, Perpetual Bonds, 6.071% due 6/30/14 (a)(b)(c)	57,182
930,000	Landsbanki Islands HF, Senior Notes, 6.100% due 8/25/11 (a)(d)	32,550
10,000	Rabobank Capital Funding II, Bonds, 5.260% due 12/31/13 (a)(b)(c)	6,010
20,000	Rabobank Capital Funding Trust III, Subordinated Notes, 5.254% due 10/21/16 (a)(b)(c)	12,995
140,000	Resona Preferred Global Securities Cayman Ltd., Bonds, 7.191% due 7/30/15 (a)(b)(c)	67,268
	Royal Bank of Scotland Group PLC:
250,000	Bonds, 6.990% due 10/5/17 (a)(b)(c)	134,176
200,000	Junior Subordinated Notes, Medium-Term Notes, 7.640% due 9/29/17 (b)(c)	95,812
800,000	Russian Agricultural Bank, Loan Participation Notes, 6.299% due 5/15/17 (a)	476,000
350,000	Santander Issuances SA Unipersonal, Subordinated Notes, 5.805% due 6/20/16 (a)(b)	318,693
200,000	Shinsei Finance Cayman Ltd., Junior Subordinated Bonds, 6.418% due 7/20/16 (a)(b)(c)	45,037
690,000	SunTrust Capital, Trust Preferred Securities, 6.100% due 12/15/36 (b)	355,153
1,420,000	Wachovia Capital Trust III, Bank Guaranteed, 5.800% due 3/15/11 (b)(c)	760,052
	Wachovia Corp.:
620,000	Medium Term Notes, 5.500% due 5/1/13	582,652
170,000	Senior Notes, 5.750% due 6/15/17	146,646
640,000	Wells Fargo Bank NA, Subordinated Notes, 5.950% due 8/26/36	524,633
360,000	Wells Fargo Capital X, Capital Securities, 5.950% due 12/15/36	236,038

	Total Commercial Banks	4,457,792

Consumer Finance - 3.5%
330,000	American Express Co., Subordinated Debentures, 6.800% due 9/1/66 (b)	183,949
140,000	American Express Credit Corp., Medium-Term Notes, 5.875% due 5/2/13	117,141
180,000	American General Finance Corp., Medium-Term Notes, 6.900% due 12/15/17	65,218
	Ford Motor Credit Co.:
230,000	Bonds, 7.375% due 2/1/11	143,180
4,420,000	Notes, 7.375% due 10/28/09	3,669,833
210,000	Senior Notes, 7.250% due 10/25/11	127,216
4,460,000	General Motors Acceptance Corp., Notes, 7.750% due 1/19/10	3,341,352
	SLM Corp., Medium-Term Notes:
150,000	5.000% due 10/1/13	91,213
150,000	5.375% due 5/15/14	92,097
1,530,000	5.625% due 8/1/33	762,901

	Total Consumer Finance	8,594,100

Diversified Financial Services - 4.7%
280,000	AGFC Capital Trust I, 6.000% due 1/15/67 (a)(b)	30,794
300,000	Aiful Corp., Notes, 5.000% due 8/10/10 (a)	182,115
476,318	Air 2 US, Notes, 8.027% due 10/1/19 (a)	381,055
470,000	Bank of America Corp., Notes, Preferred Securities, 8.000% due 1/30/18 (b)(c)	352,412
	Citigroup Inc.:
	Notes:
230,000	5.100% due 9/29/11	214,180
800,000	6.875% due 3/5/38	665,030
770,000	Senior Notes, 6.500% due 8/19/13	730,661

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CORE BOND FUND

Schedule of Investments (unaudited) (continued)	October 31, 2008

FACE AMOUNT	SECURITY	VALUE
Diversified Financial Services - 4.7% (continued)
$850,000	Subordinated Notes, 5.000% due 9/15/14	$672,703
60,000	Countrywide Home Loans Inc., Medium-Term Notes, 4.125% due 9/15/09	57,551
	General Electric Capital Corp.:
1,320,000	Medium-Term Notes, 5.450% due 1/15/13	1,221,081
970,000	Subordinated Debentures, 6.375% due 11/15/67 (b)	628,171
300,000	Glen Meadow Pass-Through Certificates, 6.505% due 2/12/67 (a)(b)	146,907
225,000	HSBC Finance Corp., Notes, 4.125% due 11/16/09	216,086
20,000	ILFC E-Capital Trust II, Bonds, 6.250% due 12/21/65 (a)(b)	6,481
	JPMorgan Chase & Co.:
160,000	5.150% due 10/1/15	139,497
	Subordinated Notes:
300,000	5.125% due 9/15/14	267,347
1,930,000	6.125% due 6/27/17	1,668,500
484,024	Lilacs Repackaging 05-I, 5.138% due 1/15/64 (a)(f)	407,882
590,000	McGuire Air Force Base/Fort Dix Privatized Military Housing Project, Bonds, 5.611% due 9/15/51 (a)	407,395
400,000	Merna Reinsurance Ltd., Subordinated Notes, 5.512% due 6/30/12 (a)(b)	378,400
100,000	MUFG Capital Finance 1 Ltd., Preferred Securities, 6.346% due 7/25/16 (b)(c)	70,097
730,000	Private Export Funding Corp., 3.550% due 4/15/13	708,145
	Residential Capital LLC:
1,832,000	Junior Secured Notes, 9.625% due 5/15/15 (a)	467,160
239,000	Senior Secured Notes, 8.500% due 5/15/10 (a)	117,110
930,000	SMFG Preferred Capital, Bonds, 6.078% due 1/25/17 (a)(b)(c)	644,025
	TNK-BP Finance SA:
140,000	Bonds, 7.500% due 7/18/16 (a)	62,300
710,000	Senior Notes, 7.875% due 3/13/18 (a)	315,950
230,000	Verizon Global Funding Corp., Notes, 7.750% due 12/1/30	205,981

	Total Diversified Financial Services	11,365,016

Insurance - 1.2%
	American International Group Inc.:
610,000	Junior Subordinated Debentures, 6.250% due 3/15/37	82,295
100,000	Medium-Term Notes, 5.850% due 1/16/18	36,333
20,000	ASIF Global Financing XIX, 4.900% due 1/17/13 (a)	12,653
645,000	Chubb Corp., Senior Notes, 5.750% due 5/15/18	536,232
1,625,000	MetLife Inc., Junior Subordinated Debentures, 6.400% due 12/15/36	810,485
1,460,000	Travelers Cos. Inc., Junior Subordinated Debentures, 6.250% due 3/15/37 (b)	871,459
	Willis North America Inc., Senior Notes:
350,000	5.125% due 7/15/10	331,448
130,000	5.625% due 7/15/15	101,959

	Total Insurance	2,782,864

Thrifts & Mortgage Finance - 0.3%
	Countrywide Financial Corp.:
600,000	6.250% due 5/15/16	531,058
	Medium-Term Notes:
70,000	5.800% due 6/7/12	65,149
130,000	4.348% due 1/5/09 (b)	126,082

	Total Thrifts & Mortgage Finance	722,289

	TOTAL FINANCIALS	31,137,680

HEALTH CARE - 0.4%
Health Care Providers & Services - 0.2%
580,000	Cardinal Health Inc., Senior Bonds, 5.850% due 12/15/17	469,359
40,000	WellPoint Inc., Senior Notes, 5.875% due 6/15/17	32,750

	Total Health Care Providers & Services	502,109

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CORE BOND FUND

Schedule of Investments (unaudited) (continued)	October 31, 2008

FACE AMOUNT	SECURITY	VALUE
HEALTH CARE - 0.4% (continued)
Pharmaceuticals - 0.2%
$420,000	Wyeth, Notes, 5.950% due 4/1/37	$342,009

	TOTAL HEALTH CARE	844,118

INDUSTRIALS - 0.9%
Airlines - 0.4%
	Delta Air Lines Inc., Pass-Through Certificates:
280,481	6.821% due 8/10/22 (f)	178,105
480,278	6.619% due 3/18/11	413,039
	JetBlue Airways Corp.:
248,397	3.051% due 8/15/16 (b)(f)	228,525
300,000	3.254% due 11/15/16 (b)	189,000

	Total Airlines	1,008,669

Commercial Services & Supplies - 0.3%
635,000	Waste Management Inc., Senior Notes, 6.375% due 11/15/12	578,790

Industrial Conglomerates - 0.2%
	Tyco International Group SA:
40,000	Guaranteed Notes, 6.750% due 2/15/11	37,830
	Notes:
10,000	6.125% due 11/1/08	10,000
100,000	6.000% due 11/15/13	86,824
75,000	Senior Notes, 6.375% due 10/15/11	69,126
310,000	Tyco International Ltd./Tyco International Finance SA, Senior Bonds, 6.875% due 1/15/21	232,393
20,000	United Technologies Corp., Senior Notes, 5.400% due 5/1/35	15,602

	Total Industrial Conglomerates	451,775

	TOTAL INDUSTRIALS	2,039,234

INFORMATION TECHNOLOGY - 0.0%
IT Services - 0.0%
10,000	Electronic Data Systems Corp., Notes, 7.125% due 10/15/09	10,088

MATERIALS - 0.6%
Chemicals - 0.1%
310,000	PPG Industries Inc., Senior Notes, 6.650% due 3/15/18	265,303

Metals & Mining - 0.3%
	Vale Overseas Ltd., Notes:
650,000	8.250% due 1/17/34	552,325
400,000	6.875% due 11/21/36	289,394

	Total Metals & Mining	841,719

Paper & Forest Products - 0.2%
445,000	Weyerhaeuser Co., Senior Notes, 6.750% due 3/15/12	383,265

	TOTAL MATERIALS	1,490,287

TELECOMMUNICATION SERVICES - 1.7%
Diversified Telecommunication Services - 1.3%
160,000	AT&T Corp., Senior Notes, 8.000% due 11/15/31	148,009
	BellSouth Corp., Notes:
10,000	4.750% due 11/15/12	9,191
370,000	6.875% due 10/15/31	300,810
100,000	British Telecommunications PLC, Senior Notes, 8.625% due 12/15/10	98,850
375,000	Deutsche Telekom International Finance, Senior Notes, 5.750% due 3/23/16	307,451
	Koninklijke KPN NV, Senior Notes:
80,000	8.000% due 10/1/10	76,642
500,000	8.375% due 10/1/30	406,532
90,000	SBC Communications Inc., Notes, 5.100% due 9/15/14	78,701

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CORE BOND FUND

Schedule of Investments (unaudited) (continued)	October 31, 2008

FACE AMOUNT	SECURITY	VALUE
Diversified Telecommunication Services - 1.3% (continued)
$320,000	Telecom Italia Capital S.p.A., Senior Notes, 5.250% due 10/1/15	$219,781
	Telecom Italia Capital SA, Senior Notes:
70,000	4.950% due 9/30/14	50,505
380,000	6.999% due 6/4/18	275,879
	Verizon Communications Inc.:
730,000	Bonds, 6.900% due 4/15/38	612,382
190,000	Senior Notes, 8.950% due 3/1/39 (f)	192,858
35,000	Verizon Global Funding Corp., Notes, 7.375% due 9/1/12	34,294
310,000	Verizon New York Inc., Senior Debentures, 6.875% due 4/1/12	293,221

	Total Diversified Telecommunication Services	3,105,106

Wireless Telecommunication Services - 0.4%
280,000	America Movil SAB de CV, Senior Notes, 5.625% due 11/15/17	213,183
120,000	New Cingular Wireless Services Inc., Senior Notes, 8.750% due 3/1/31	111,880
	Sprint Capital Corp.:
30,000	Notes, 8.750% due 3/15/32	19,686
940,000	Senior Notes, 8.375% due 3/15/12	757,217

	Total Wireless Telecommunication Services	1,101,966

	TOTAL TELECOMMUNICATION SERVICES	4,207,072

UTILITIES - 1.4%
Electric Utilities - 1.0%
5,000	Cleveland Electric Illuminating Co., Senior Notes, 5.700% due 4/1/17	3,989
700,000	Duke Energy Corp., Senior Notes, 5.625% due 11/30/12	679,748
380,000	Exelon Corp., Bonds, 5.625% due 6/15/35	223,101
	FirstEnergy Corp., Notes:
350,000	6.450% due 11/15/11	329,917
905,000	7.375% due 11/15/31	703,601
	Pacific Gas & Electric Co.:
425,000	First Mortgage Bonds, 6.050% due 3/1/34	325,075
150,000	Senior Notes, 8.250% due 10/15/18	152,959
20,000	Senior Unsubordinated Notes, 5.800% due 3/1/37	14,949

	Total Electric Utilities	2,433,339

Independent Power Producers & Energy Traders - 0.2%
	TXU Corp., Senior Notes:
230,000	5.550% due 11/15/14	125,644
50,000	6.500% due 11/15/24	24,102
570,000	6.550% due 11/15/34	271,258

	Total Independent Power Producers & Energy Traders	421,004

Multi-Utilities - 0.2%
	Dominion Resources Inc.:
30,000	Notes, 4.750% due 12/15/10	29,019
645,000	Senior Notes, 5.700% due 9/17/12	595,549

	Total Multi-Utilities	624,568

	TOTAL UTILITIES	3,478,911

	TOTAL CORPORATE BONDS & NOTES (Cost - $82,071,097)	57,195,401

ASSET-BACKED SECURITIES - 4.3%
FINANCIALS - 4.3%
Credit Card - 0.4%
1,020,000	Washington Mutual Master Note Trust, 4.590% due 9/15/13 (a)(b)	863,732

Home Equity - 2.9%
32,849	ABFS Mortgage Loan Trust, 3.759% due 4/25/34 (a)(b)	28,921
243,692	ACE Securities Corp., 3.359% due 6/25/36 (b)	58,500
1,144,008	Argent Securities Inc., 3.369% due 5/25/36 (b)	1,105,951

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CORE BOND FUND

Schedule of Investments (unaudited) (continued)	October 31, 2008

FACE AMOUNT	SECURITY	VALUE
Home Equity - 2.9% (continued)
$727,676	Bear Stearns Asset-Backed Securities Trust, 3.589% due 12/25/44 (b)	$646,628
1,050,000	Countrywide Asset-Backed Certificates, 5.669% due 5/25/36 (b)	589,326
42,667	Credit-Based Asset Servicing and Securitization LLC, 6.648% due 2/3/29 (a)(b)	32,000
	GMAC Mortgage Corp. Loan Trust:
506,929	4.009% due 2/25/31 (a)(b)	406,126
1,476,396	3.469% due 11/25/36 (b)	592,492
	Lehman XS Trust:
219,632	3.389% due 6/25/37 (b)	181,242
243,019	3.329% due 6/25/46 (b)	227,465
	Morgan Stanley Mortgage Loan Trust:
841,764	3.379% due 10/25/46 (b)	754,551
1,357,305	3.429% due 1/25/47 (b)	986,620
	RAAC:
256,482	3.599% due 7/25/37 (a)(b)	252,189
1,226,445	3.609% due 2/25/46 (a)(b)	830,931
259,092	RAAC Series, 3.529% due 5/25/36 (a)(b)	210,358
398,052	Terwin Mortgage Trust, 4.750% due 10/25/37 (b)	113,321

	Total Home Equity	7,016,621

Student Loan - 1.0%
139,657	Brazos Higher Education Authority Inc., 3.241% due 9/26/16 (b)	130,070
1,202,953	Countrywide Asset-Backed Certificates, 3.599% due 9/25/35 (a)(b)(f)	884,652
842,576	JPMorgan Mortgage Acquisition Corp., 3.449% due 5/25/35 (b)	751,535
24,498	MSCC HELOC Trust, 3.449% due 7/25/17 (b)	16,786
490,000	Nelnet Student Loan Trust, 4.280% due 4/25/24 (b)	409,866
323,745	SLM Student Loan Trust, 3.545% due 10/25/17 (b)	322,838
35,866	Wachovia Asset Securitization Inc., 3.629% due 9/27/32 (b)	28,112

	Total Student Loan	2,543,859

	TOTAL ASSET-BACKED SECURITIES (Cost - $13,247,584)	10,424,212

COLLATERALIZED MORTGAGE OBLIGATIONS - 21.9%
1,541,097	American Home Mortgage Assets, 3.469% due 10/25/46 (b)	561,576
830,079	Banc of America Alternative Loan Trust, 5.900% due 10/25/36 (b)	794,415
	Banc of America Commercial Mortgage Inc.:
500,000	4.668% due 7/10/43	396,104
370,000	5.889% due 7/10/44 (b)	294,048
2,300,000	5.372% due 9/10/45 (b)	1,798,126
	Banc of America Funding Corp.:
201,311	4.128% due 6/20/35 (b)	105,677
639,696	5.791% due 10/25/36	570,449
1,429,773	5.573% due 9/20/46 (b)	915,055
	Banc of America Mortgage Securities Inc.:
549,544	5.169% due 12/25/34 (b)	462,517
139,781	5.230% due 2/25/35 (b)	112,797
149,460	Bayview Financial Acquisition Trust, 3.870% due 5/28/44 (b)	131,583
200,000	Bear Stearns ARM Trust, 3.894% due 6/25/34 (b)	198,038
120,000	Bear Stearns Commercial Mortgage Securities, Inc., 5.405% due 12/11/40 (b)	98,260
1,782,496	Bear Stearns Mortgage Funding Trust, 3.419% due 12/25/46 (b)	1,018,696
5,611,416	Bear Stearns Structured Products Inc., 5.729% due 9/27/37 (a)(b)(f)	5,586,445
	Countrywide Alternative Loan Trust:
111,702	4.250% due 3/25/34	102,150
609,113	3.649% due 10/25/34 (b)	395,253
198,080	3.519% due 7/25/35 (b)	109,384
204,331	3.609% due 9/25/35 (b)	116,004
1,064,853	3.529% due 1/25/36 (b)	652,532

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CORE BOND FUND

Schedule of Investments (unaudited) (continued)	October 31, 2008

FACE AMOUNT	SECURITY	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 21.9% (continued)
$1,459,365	4.488% due 5/20/46 (b)	$779,748
2,336,934	3.449% due 7/25/46 (b)	1,325,546
944,323	3.449% due 8/25/46 (b)	523,083
1,746,461	3.515% due 11/25/46 (b)	847,033
1,804,090	3.389% due 3/25/47 (b)	993,403
162,502	Countrywide Home Loan Mortgage Pass Through Trust, 3.549% due 4/25/35 (b)	95,209
	Countrywide Home Loans:
107,515	3.559% due 3/25/35 (b)	66,937
157,782	4.763% due 4/25/35 (b)	82,047
1,379,558	3.659% due 9/25/35 (a)(b)	1,114,482
164,438	Mortgage Pass-Through Trust, 3.559% due 5/25/35 (b)	98,910
	Credit Suisse Mortgage Capital Certificates:
500,000	5.609% due 2/15/39 (b)	396,701
2,590,000	5.811% due 9/15/39 (b)	1,967,348
930,000	Deutsche Mortgage Securities Inc., 5.094% due 6/26/35 (a)(b)	805,941
350,194	Downey Savings & Loan Association Mortgage Loan Trust, 3.775% due 4/19/36 (b)	192,607
360,000	GE Capital Commercial Mortgage Corp., 5.334% due 11/10/45 (b)	293,207
	Greenpoint Mortgage Funding Trust:
147,301	3.479% due 6/25/45 (b)	92,601
54,864	3.519% due 10/25/45 (b)	36,889
1,589,283	3.339% due 2/25/47 (b)	941,555
200,000	GS Mortgage Securities Corp. II, 4.680% due 7/10/39	176,065
	GSMPS Mortgage Loan Trust:
359,817	3.609% due 1/25/35 (a)(b)	326,045
204,360	3.609% due 3/25/35 (a)(b)	187,502
	Harborview Mortgage Loan Trust:
159,506	4.618% due 6/20/35 (b)	96,603
701,064	4.488% due 11/19/36 (b)	387,433
2,147,729	4.428% due 3/19/38 (b)	1,160,138
248,914	4.679% due 6/19/45 (b)	146,237
821,833	Homestar Mortgage Acceptance Corp., 3.709% due 7/25/34 (b)	576,110
992,408	Indymac INDA Mortgage Loan Trust, 6.250% due 11/25/37 (b)	753,650
108,739	Indymac Index Mortgage Loan Trust, 5.099% due 9/25/35 (b)	69,580
	JPMorgan Chase Commercial Mortgage Securities Corp.:
200,000	4.918% due 10/15/42 (b)	158,369
100,000	5.281% due 1/12/43 (b)	80,641
1,630,000	5.420% due 5/15/49	1,205,569
1,950,000	JPMorgan Commercial Mortgage Securities Corp., 5.429% due 12/12/43	1,476,318
764,189	JPMorgan Mortgage Trust, 4.586% due 6/25/34 (b)	654,126
	LB-UBS Commercial Mortgage Trust:
200,000	4.664% due 7/15/30	170,264
140,000	4.739% due 7/15/30	111,385
660,000	5.347% due 11/15/38	489,415
	Lehman XS Trust:
179,024	3.559% due 12/25/35 (b)	78,762
1,289,170	3.519% due 2/25/46 (b)	696,387
514,787	Luminent Mortgage Trust, 3.499% due 4/25/36 (b)	279,975
950,643	Mach One Trust Commercial Mortgage Backed Securities, 1.222% due 5/28/40 (a)(b)(e)(f)	21,684
589,584	MASTR ARM Trust, 3.459% due 5/25/47 (b)	306,076
	MASTR Reperforming Loan Trust:
179,008	7.000% due 8/25/34 (a)	180,028
1,456,217	3.609% due 5/25/35 (a)(b)	1,131,905
105,902	Merrill Lynch Mortgage Investors Inc., 5.278% due 12/25/35 (b)	81,373

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CORE BOND FUND

Schedule of Investments (unaudited) (continued)	October 31, 2008

FACE AMOUNT	SECURITY	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 21.9% (continued)
$120,000	Merrill Lynch Mortgage Trust, 5.658% due 5/12/39 (b)	$95,429
1,260,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.485% due 3/12/51 (b)	934,275
	Morgan Stanley Capital I:
240,000	4.989% due 8/13/42	193,058
1,640,000	5.332% due 12/15/43	1,238,114
500,000	5.692% due 4/15/49 (b)	375,649
1,440,943	Morgan Stanley Mortgage Loan Trust, 5.363% due 10/25/34 (b)	1,086,564
1,548,439	Mortgage IT Trust, 3.579% due 2/25/35 (b)	1,121,899
690,665	Nomura Asset Acceptance Corp., 4.976% due 5/25/35	419,037
	Prime Mortgage Trust:
828,595	5.500% due 5/25/35 (a)	628,761
486,788	6.000% due 5/25/35 (a)	379,752
1,756,106	Residential Accredit Loans Inc., 3.419% due 1/25/37 (b)	937,367
	Structured Asset Mortgage Investments Inc.:
1,957,935	3.469% due 8/25/36 (b)	1,095,717
638,098	3.439% due 9/25/47 (b)	349,460
323,046	Structured Asset Securities Corp., 3.609% due 6/25/35 (b)	318,425
	Thornburg Mortgage Securities Trust:
238,196	6.214% due 9/25/37 (b)	193,772
245,125	6.217% due 9/25/37 (b)	201,985
1,041,493	3.459% due 12/25/45 (b)	1,038,908
625,968	3.429% due 1/25/46 (b)	622,644
	WaMu Mortgage Pass-Through Certificates:
710,737	5.504% due 9/25/36 (b)	555,904
1,243,756	5.614% due 12/25/36 (b)	918,057
125,592	3.529% due 7/25/45 (b)	73,623
611,099	3.695% due 5/25/47 (b)	304,690
413,816	3.415% due 6/25/47 (b)	237,556
	Washington Mutual Inc.:
930,000	5.255% due 1/25/36 (b)	647,822
146,706	3.489% due 4/25/45 (b)	88,046
436,350	3.579% due 8/25/45 (b)	255,786
225,283	3.549% due 10/25/45 (b)	128,146
267,696	3.549% due 12/25/45 (b)	173,172
48,652	Washington Mutual MSC Mortgage Pass-Through Certificates, 7.000% due 3/25/34	43,984
2,100,000	Wells Fargo Mortgage Backed Securities Trust, 3.621% due 9/25/34 (b)	2,061,915
447,479	Zuni Mortgage Loan Trust, 3.389% due 8/25/36 (b)	428,668

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $73,912,040)	53,222,181

MORTGAGE-BACKED SECURITIES - 53.4%
FHLMC - 7.2%
	Federal Home Loan Mortgage Corp. (FHLMC):
134,552	5.000% due 12/1/34 (g)	127,570
842,698	5.236% due 1/1/36 (b)(g)	848,017
665,967	5.889% due 4/1/37 (b)(g)	676,176
2,811,865	5.571% due 1/1/38 (b)(g)	2,838,940
	Gold:
207,967	4.500% due 4/1/19 (g)	198,687
1,019,846	5.000% due 7/1/20-9/1/35 (g)	992,765
9,408,751	5.500% due 11/1/35-4/1/38 (g)	9,183,627
100,000	5.500% due 11/13/38 (g)(h)	97,547
1,700,000	6.000% due 11/13/38 (g)(h)	1,697,078
	STRIPS, IO:

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CORE BOND FUND

Schedule of Investments (unaudited) (continued)	October 31, 2008

FACE AMOUNT	SECURITY	VALUE
FHLMC - 7.2% (continued)
$155,286	6.136% due 1/1/37 (b)(g)	$158,511
609,592	5.888% due 2/1/37 (b)(g)	619,213

	TOTAL FHLMC	17,438,131

FNMA - 40.9%
	Federal National Mortgage Association (FNMA):
5,584,294	5.500% due 12/1/17-8/1/38 (g)	5,462,604
10,744,450	5.000% due 10/1/20-3/1/36 (g)	10,226,120
4,444,356	6.000% due 8/1/21-7/1/38 (g)	4,449,531
7,700,000	5.500% due 11/18/23 (g)(h)	7,677,139
800,000	6.000% due 11/18/23-12/11/38 (g)(h)	799,281
78,550	4.500% due 9/1/35 (g)	71,425
5,573,957	6.500% due 1/1/36-10/1/37 (g)	5,654,284
2,488,143	5.767% due 9/1/36 (b)(g)	2,490,304
65,820,000	5.000% due 11/13/38-12/11/38 (g)(h)	62,341,806
	STRIPS, IO:
290,378	5.500% due 4/1/36 (g)	278,839
104,152	5.619% due 12/1/36 (b)(g)	104,196

	TOTAL FNMA	99,555,529

GNMA - 5.3%
	Government National Mortgage Association (GNMA):
248,634	6.000% due 11/15/28-12/15/33	249,643
187,114	6.500% due 2/15/32	189,988
624,295	5.000% due 8/15/33-5/15/34	597,318
300,000	5.000% due 11/19/38 (h)	286,266
1,700,000	5.500% due 11/19/38 (h)	1,664,941
7,700,000	6.000% due 11/19/38 (h)	7,696,059
	Government National Mortgage Association (GNMA) I:
261,756	6.000% due 3/15/33	262,981
56,378	5.000% due 9/15/33	53,953
1,963,111	5.500% due 2/15/35	1,928,604

	TOTAL GNMA	12,929,753

	TOTAL MORTGAGE-BACKED SECURITIES (Cost - $132,519,073)	129,923,413

MUNICIPAL BOND - 0.0%
Oregon - 0.0%
100,000	Oregon State, GO, Taxable Pension, 5.892% due 6/1/27 (Cost - $105,901)	92,389

SOVEREIGN BONDS - 0.6%
Mexico - 0.4%
	United Mexican States, Medium-Term Notes:
4,000	5.625% due 1/15/17	3,580
1,249,000	6.750% due 9/27/34	1,042,915

	Total Mexico	1,046,495

Russia - 0.2%
460,600	Russian Federation, 7.500% due 3/31/30 (a)	403,312

	TOTAL SOVEREIGN BONDS (Cost - $1,844,292)	1,449,807

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 21.6%
U.S. Government Agencies - 13.3%
900,000	Farmer Mac, Guaranteed Trust, 5.125% due 4/19/17 (a)	878,877
10,000,000	Federal Home Loan Bank (FHLB), 2.630% due 11/20/09 (b)	9,967,240

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CORE BOND FUND

Schedule of Investments (unaudited) (continued)	October 31, 2008

FACE AMOUNT	SECURITY	VALUE
U.S. Government Agencies - 13.3% (continued)
	Federal Home Loan Mortgage Corp. (FHLMC):
$100,000	5.450% due 7/9/10 (g)	$100,561
160,000	5.250% due 2/24/11 (g)	161,209
690,000	5.300% due 5/12/20 (g)	665,088
210,000	5.625% due 11/23/35 (g)	197,057
180,000	Medium-Term Notes, 5.450% due 11/21/13 (g)	180,244
17,400,000	Notes, 4.210% due 10/19/09 (b)(g)	17,378,842
	Federal National Mortgage Association (FNMA):
160,000	6.250% due 2/1/11 (g)	166,011
110,000	6.000% due 4/18/36 (g)	104,636
210,000	STRIPS, zero coupon bond to yield 8.014% due 2/1/19 (g)	105,175
120,000	Subordinated Notes, 5.250% due 8/1/12 (g)	120,044
	FICO Strip:
2,000,000	Debentures, zero coupon bond to yield 5.280% due 3/7/19 (e)	1,156,056
910,000	Notes, zero coupon bond to yield 5.290% due 9/26/19 (e)	506,906
780,000	Tennessee Valley Authority, Bonds, 5.980% due 4/1/36	801,060

	Total U.S. Government Agencies	32,489,006

U.S. Government Obligations - 8.3%
	U.S. Treasury Bonds:
100,000	8.750% due 5/15/17	131,039
540,000	8.875% due 8/15/17	715,585
1,770,000	5.375% due 2/15/31	1,937,184
	U.S. Treasury Notes:
7,890,000	4.500% due 3/31/09	8,006,504
70,000	4.000% due 8/31/09	71,520
4,540,000	4.625% due 10/31/11	4,913,134
2,210,000	2.750% due 10/31/13	2,203,268
4,450,000	U.S. Treasury Strip Principal (STRIPS), zero coupon bond to yield 5.426% due 11/15/21	2,247,597

	Total U.S. Government Obligations	20,225,831

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $52,431,594)	52,714,837

U.S. TREASURY INFLATION PROTECTED SECURITIES - 2.8%
	U.S. Treasury Bonds, Inflation Indexed:
598,548	2.375% due 1/15/25	518,587
849,911	2.000% due 1/15/26	697,923
1,300,349	2.375% due 1/15/27 (i)	1,125,616
2,112,375	1.750% due 1/15/28 (i)	1,651,944
	U.S. Treasury Notes, Inflation Indexed:
17,785	2.000% due 1/15/14	16,297
78,841	1.875% due 7/15/15	69,651
231,794	2.000% due 1/15/16	204,612
726,809	2.500% due 7/15/16	669,403
2,018,927	2.625% due 7/15/17	1,892,587

	TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $7,724,852)	6,846,620

SHARES
PREFERRED STOCKS - 0.0%
FINANCIALS - 0.0%
Thrifts & Mortgage Finance - 0.0%
34,700	Federal Home Loan Mortgage Corp. (FHLMC), 8.375% (b)(g)	53,785
1,100	Federal National Mortgage Association (FNMA), 7.000% (b)(g)	2,750
25,025	Federal National Mortgage Association (FNMA), 8.250% (g)	52,552

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CORE BOND FUND

Schedule of Investments (unaudited) (continued)	October 31, 2008

SHARES	SECURITY	VALUE
	TOTAL PREFERRED STOCKS (Cost - $1,551,645)	109,087

CONVERTIBLE PREFERRED STOCKS - 0.0%
FINANCIALS - 0.0%
Thrifts & Mortgage Finance - 0.0%
1	Federal National Mortgage Association (FNMA), 5.375% (g) (Cost - $95,000)	$5,250

CONTRACTS
PURCHASED OPTION - 0.1%
6,500,000	Credit default swaption with Barclays Capital Inc. to sell protection on Dow Jones CDX.NA.IG.10 Index, Put @ 1.55%, expires 12/22/08 (f) (Cost - $90,700)	192,333

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $365,593,778)	312,175,530

FACE AMOUNT
SHORT-TERM INVESTMENTS - 6.4%
U.S. Government Agencies - 0.5%
$75,000	Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes, 2.553% due 12/15/08 (g)(j)	74,780
1,204,000	Federal National Mortgage Association (FNMA), Discount Notes, 1.152% - 2.308% due 12/15/08 (g)(i)(j)	1,201,400

	Total U.S. Government Agencies (Cost - $1,276,180)	1,276,180

Repurchase Agreement - 5.9%
14,246,000	Morgan Stanley tri-party repurchase agreement dated 10/31/08, 0.150% due 11/3/08; Proceeds at maturity - $14,246,178; (Fully collateralized by U.S. government agency obligation, 4.875% due 6/12/15; Market value - $14,535,520) (Cost - $14,246,000)	14,246,000

	TOTAL SHORT-TERM INVESTMENTS (Cost - $15,522,180)	15,522,180

	TOTAL INVESTMENTS - 134.6% (Cost - $381,115,958#)	327,697,710
	Liabilities in Excess of Other Assets - (34.6)%	(84,248,694)

	TOTAL NET ASSETS - 100.0%	$243,449,016

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2008.

(c)	Security has no maturity date. The date shown represents the next call date.

(d)	Security is currently in default.

(e)	Illiquid security.

(f)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 2).

(g)	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into Conservatorship.

(h)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(i)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(j)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
GMAC	— General Motors Acceptance Corp.
GO	— General Obligation
HELOC	— Home Equity Line of Credit
IO	— Interest Only
MASTR	— Mortgage Asset Securitization Transactions Inc.
STRIPS	— Separate Trading of Registered Interest and Principal Securities

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CORE BOND FUND

Schedule of Investments (unaudited) (continued)	October 31, 2008

Schedule of Written Options - (0.2)%
CONTRACTS	SECURITY	EXPIRATION DATE		STRIKE PRICE	VALUE
24	Eurodollar Futures, Call	3/16/09		$97.50	$34,800
12	Eurodollar Midcurve 1-Year Futures, Call	12/12/08		96.50	22,575
18	U.S. Treasury 5-Year Notes Futures, Put	11/21/08		112.00	5,625
16	U.S. Treasury 10-Year Bond Futures, Call	11/21/08		118.00	2,500
16	U.S. Treasury 10-Year Notes Futures, Call	11/21/08		$117.00	$5,250
40	U.S. Treasury 10-Year Notes Futures, Call	11/21/08		117.50	7,500
18	U.S. Treasury 10-Year Notes Futures, Put	11/21/08		116.50	66,094

NOTIONAL PAR				STRIKE RATE
4,200,000	Credit default swaption with Barclays Capital Inc. to sell protection on Dow Jones CDX.NA.IG.10 Index, Put	12/22/08	(f)	2.05	72,311
8,800,000	Credit default swaption with Barclays Capital Inc. to sell protection on Dow Jones CDX.NA.IG.10 Index, Put	12/22/08	(f)	2.05	151,509

	Total Written Options (Premiums Received - $196,369)				$368,164

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Legg Mason Partners Core Bond Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(b) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge against the economic impact of adverse changes in the market value of portfolio securities due to changes in interest rates, exchange rates or securities markets, also, as a substitute for buying and selling securities or as a cash flow management technique or to enhance returns. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin, equal in value to a certain percentage of the contract amount (initial margin deposit). Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial instruments. For foreign currency denominated futures contracts, variation margins are not settled daily. The Fund recognizes an unrealized gain or loss equal to the fluctuation in the value. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the initial margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(c) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received is added to the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Stripped Securities. The Fund invests in “Stripped Securities,” a term used collectively for stripped fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity.

Notes to Schedule of Investments (unaudited) (continued)

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(e) Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the specified future date. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations with respect to dollar rolls.

The Fund executes its mortgage dollar rolls entirely in the to-be-announced (“TBA”) market, where the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(f) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days after purchase. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(g) Swaptions. The Fund may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. If a written call swaption is exercised, the writer enters a swap and is obligated to pay the fixed rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer enters a swap and is obligated to pay the floating rate and receive a fixed rate in exchange. Swaptions are marked to market daily based upon quotations from market makers.

Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk associated with both option contracts and swap contracts. To reduce credit risk from potential counterparty default, the Fund enters into swaption contracts with counterparties whose creditworthiness has been evaluated by the Investment Manager. The Fund bears the market risk arising from any change in index values or interest rates.

(h) Credit and Market Risk. The Fund invests in high yield instruments that are subject to certain credit and market risks. The yields of high yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequence of political, social, economic or diplomatic change may have disruption effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities (such as those issued by Structured Investment Vehicles, or SIVs) which are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value of these investments resulting in a lack of correlation between their credit ratings and values.

(i) Swap Contracts. Swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices or securities. The Fund may enter into these

Notes to Schedule of Investments (unaudited) (continued)

transactions to preserve a return or spread on a particular investment or portion of its assets, as a duration management technique, or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms.

Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

(j) Credit Default Swaps. The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issuers or sovereign issuers of an emerging country, on a specified obligation. The Fund may use a CDS to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will pay to the buyer of the protection an amount up to the notional value of the swap, and in certain instances take delivery of the security. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(k) Foreign Risk. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(l) Security Transactions. Security transactions are accounted for on a trade date basis.

2. Investment Valuation

Effective August 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these

Notes to Schedule of Investments (unaudited) (continued)

securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	10/31/2008	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Investments in Securities	$327,697,710	$114,337	$326,294,532	$1,288,841
Other Financial Instruments*	1,911,427	1,681,922	229,505	—

Total	$329,609,137	$1,796,259	$326,524,037	$1,288,841

*	Other financial instruments may include written options, futures, swaps and forward contracts.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities
Balance as of July 31, 2008	—
Accrued Premiums/Discounts	—
Realized Gain (Loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	$190,000
Transfers in and/or out of Level 3	1,098,841

Balance as of October 31, 2008	$1,288,841

3. Investments

At October 31, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$968,833
Gross unrealized depreciation	(54,387,081)

Net unrealized depreciation	$(53,418,248)

At October 31, 2008, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
90 Day Eurodollar	151	3/09	$36,583,853	$36,911,950	$328,097
90 Day Eurodollar	16	6/09	3,909,623	3,903,200	(6,423)
90 Day Eurodollar	50	9/09	12,153,350	12,173,125	19,775
U.S. Treasury 30-Year Bonds	36	12/08	4,241,460	4,072,500	(168,960)
U.S. Treasury 2-Year Notes	140	12/08	29,691,139	30,075,938	384,799
U.S. Treasury 5-Year Notes	561	12/08	62,717,589	63,537,633	820,044

					$1,377,332

Contracts to Sell:
U.S. Treasury 10-Year Notes	125	12/08	$14,478,250	$14,134,765	$343,485

Net Unrealized Gain on Open Futures Contracts					$1,720,817

Notes to Schedule of Investments (unaudited) (continued)

During the period ended October 31, 2008, written option transactions for the Fund were as follows:

	Number of Contracts/ Notional Par	Premiums
Written options, outstanding July 31, 2008	—	—
Options written	13,000,315	$308,372
Options closed	(171)	(112,003)
Options expired	—	—

Written options, outstanding October 31, 2008	13,000,144	$196,369

At October 31, 2008, the Fund held TBA securities with a total cost of $84,316,300.

At October 31, 2008, the Fund held the following swap contracts:

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND ‡	PERIODIC PAYMENTS RECEIVED BY THE FUND ‡	UNREALIZED APPRECIATION/ (DEPRECIATION)
Interest Rate Swaps:
Barclay’s Capital Inc.	$9,100,000	9/27/12	3-Month LIBOR	4.520%	$24,834
Barclay’s Capital Inc.	2,160,000	9/27/20	4.910%	3-Month LIBOR	5,228
Barclay’s Capital Inc.	3,100,000	3/18/16	4.400%	3-Month LIBOR	(8,787)
Barclay’s Capital Inc.	4,900,000	3/18/16	4.400%	3-Month LIBOR	(9,012)
Barclay’s Capital Inc.	800,000	3/18/39	4.250%	3-Month LIBOR	49,622
Barclay’s Capital Inc.	900,000	3/18/39	4.250%	3-Month LIBOR	50,692
Barclay’s Capital Inc.	900,000	3/18/39	4.250%	3-Month LIBOR	56,543
Citigroup Global Markets	2,500,000	3/18/16	4.400%	3-Month LIBOR	(6,215)
Citigroup Global Markets	2,500,000	3/18/16	4.400%	3-Month LIBOR	(8,579)
Goldman Sachs Group Inc.	900,000	3/18/39	4.250%	3-Month LIBOR	56,725
Goldman Sachs Group Inc.	900,000	3/18/39	4.250%	3-Month LIBOR	56,680
Goldman Sachs Group Inc.	1,000,000	3/18/39	4.250%	3-Month LIBOR	47,825
Goldman Sachs Group Inc.	1,900,000	3/18/39	4.250%	3-Month LIBOR	96,567

					$412,123

Credit Default Swaps:
Barclay’s Capital Inc. (CDX North America Crossover Index)	9,183,365	6/20/13	(a)	3.500% quarterly	(230,004)
Credit Suisse First Boston Inc. (ABX.HE.AAA.06-1 Index)	773,823	7/25/45	(a)	0.180% monthly	(37,699)*
Credit Suisse First Boston Inc. (CMBX 0.960% due 3/22/47)	1,400,000	3/22/47	0.960% monthly	(b)	217,985 *

					$(49,718)

Net unrealized appreciation on open swap contracts					$362,405

‡	Percentage shown is an annual percentage rate.

*	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 2).

(a)	As a seller of protection, the Fund will pay an amount up to the notional value of the swap, and in certain instances take delivery of the security if a credit event occurs.

(b)	As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

4. Recent Accounting Pronouncements

In March 2008, the Financial Accounting Standards Board (“FASB”) issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their

Notes to Schedule of Investments (unaudited) (continued)

effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

* * *

During September 2008, FASB Staff Position FAS 133-1 and FASB Interpretation 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161 (“Amendment”) was issued and is effective for annual and interim reporting periods ending after November 15, 2008. The Amendment requires enhanced disclosures regarding credit derivatives and hybrid financial instruments containing embedded credit derivatives. Management is currently evaluating the impact the adoption of the Amendment will have on the Fund’s financial statement disclosures.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	December 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	December 29, 2008

By:	/s/ FRANCES M. GUGGINO
Frances M. Guggino
Chief Financial Officer

Date:	December 29, 2008